UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2024

Global Industrial Company
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-13792	11-3262067
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 Harbor Park Drive, Port Washington, New York		11050
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (516) 608-7000

N.A.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions ( see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($.01 par value)	GIC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 10, 2024, Barry Litwin, Chief Executive Officer of Global Industrial Company (the “Company”), notified the Company that he was resigning as Chief Executive Officer and a member of the Board of Directors of the Company effective August 9, 2024. Mr. Litwin’s resignation is not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices.

On July 10, 2024, the Company’s Board of Directors appointed Mr. Richard B. Leeds, the Executive Chairman of the Board, to serve as Chief Executive Officer on an interim basis effective August 9, 2024, while the Company conducts a search for Mr. Litwin’s permanent replacement. Mr. Leeds will not receive any additional compensation for his role as interim Chief Executive Officer and will otherwise be compensated as disclosed in the Company’s proxy statement filed with the Securities and Exchange Commission on April 24, 2024 (the “2024 Proxy Statement”).

Mr. Leeds, age 64, joined the Company in 1982 and served as its Chairman and CEO from 1995 until becoming Executive Chairman in 2016. He also previously served as President of the Company’s Industrial Products Group until 2011. Additional biographical information for Mr. Leeds can be found in the 2024 Proxy Statement.

Mr. Leeds is the brother of Vice Chairmen of the Board, Bruce Leeds and Robert Leeds. Except as disclosed in the 2024 Proxy Statement, there have been no transactions, and no transactions are currently proposed, in which the Company was or is to be a participant and in which Mr. Leeds or any member of his immediate family had or will have any interest, that are required to be disclosed by Item 404(a) of Regulation S-K, and there are no arrangements or understandings between Mr. Leeds and any other person pursuant to which Mr. Leeds was appointed to serve as interim Chief Executive Officer.

Item 7.01.	Regulation FD Disclosure.

On July 11, 2024, the Company issued a press release announcing Mr. Litwin’s resignation and Mr. Leeds’s appointment as interim Chief Executive Officer. The press release is attached hereto as Exhibit 99.1.

The information above is being furnished, not filed, pursuant to Item 7.01 of Form 8-K. Accordingly, the information in Item 7.01 of this Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, unless specifically identified therein as being incorporated by reference.

Item 9.01.	Financial Statements and Exhibits.

The following exhibit relating to Item 7.01 shall be deemed to be furnished, and not filed:

Exhibit Index

99.1	Press Release of Global Industrial Company, dated July 11, 2024.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL INDUSTRIAL COMPANY

Date: July 11, 2024

	By:	/s/ Thomas Clark
Name: Thomas Clark
Title: Senior Vice President and Chief Financial Officer